Organization, Description of Business, and Liquidity	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Organization, Description of Business, and Liquidity

1. Organization, Description of Business, and Liquidity

Organization and Business

FibroBiologics, Inc. (the “Company” or “FibroBiologics”) was originally formed as a limited liability company (“LLC”) under the laws of the State of Texas on April 8, 2021 (“Inception”) and then converted to a Delaware corporation on December 14, 2021. FibroBiologics is an early stage, cell therapy company headquartered in Houston, Texas, developing innovative treatments for chronic diseases using fibroblast cells. The Company’s primary focus is the initiation and progression of preclinical studies and clinical-stage U.S. Food and Drug Administration trials related to fibroblast treatments for Degenerative Disc Disease, Multiple Sclerosis, Cancer, Wound Healing and other diseases. Prior to Inception, preclinical research and development related to these disease pathways took place under the parent company, SpinalCyte, LLC (the “Parent” or “FibroGenesis”).

Direct Listing

On January 31, 2024, the Company completed a direct listing of its common stock on Nasdaq (the “Direct Listing”). Upon completion of the Direct Listing, all outstanding shares of the Company’s Non-voting Common Stock, Series B Preferred Stock, and Series B-1 Preferred Stock automatically converted into shares of Voting Common Stock on a one-for-one basis.

Going Concern and Management’s Plan

The Company has incurred operating losses since Inception and expects such losses to continue in the future as it builds infrastructure, develops intellectual property and conducts research and development activities. The Company has primarily relied on a combination of angel investors and private debt placements to funds its operations. As of December 31, 2023, the Company had an accumulated deficit of $24,357 thousand and cash and cash equivalents of $9,163 thousand. A transition to profitability will depend on the successful development, approval and commercialization of product candidates and on the achievement of sufficient revenues to support the Company’s cost structure. The Company currently does not generate revenues and may never achieve profitability. Unless and until such time that revenue and net income are generated, the Company will need to continue to raise additional capital. As further described in Note 8, management has entered into a share purchase agreement as of November 12, 2021. With the completion of the Company’s Direct Listing, this agreement provides the Company with access to additional liquidity. In February 2024, the Company utilized this facility to raise a total of $1,924 thousand. As a result, the Company believes it has adequate capital to fund its current operating plan for at least the next 12 months from the date of issuance of these Financial Statements.

Segments

Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker in making decisions regarding resource allocation and assessing performance. The chief executive officer, who is the chief operating decision maker, reviews financial information on an aggregate basis for purposes of allocating resources and evaluating financial performance. The Company operates and manages its business as a single operating segment and therefore has one reportable segment.